SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 29, 2003
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

(not applicable)
Former name, former address and former fiscal year, if changed since last report.

Item 7.  Financial Statements and Exhibits

(c)    Exhibits
        99.1   Press Release dated January 29, 2003.
Item 9. Regulation FD Disclosure

       On January 29, 2003, the company made the announcements contained in the press release furnished as Exhibit 99.1 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC.

                                                                                By:   Michael G. Archbold

                                                                                Michael G. Archbold
                                                                                Senior Vice President and
                                                                                Chief Financial Officer-Customer Satisfaction

Dated:      January 30, 2003

EXHIBIT INDEX
99.1        Press Release dated January 29, 2003